EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 23, 1998 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-52005.

                                          Arthur Andersen LLP

Portland, Oregon
April 14, 1999


                                       46